UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2008

First United Corporation
(Exact name of registrant as specified in its charter)

Maryland	0-14237	52-1380770
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

19 South Second Street, Oakland, Maryland 21550
(Address of principal executive offices) (Zip Code)

(301) 334-9471
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

The information required by this Item is contained in Item 7.01 of this report, which is incorporated herein by reference.

Item 7.01.   Regulation FD Disclosure.

First United Corporation (the “Corporation”) announces that it will record an additional $1.2 million in the provision for probable credit losses for the third quarter of 2008 over the $3.0 million reported on October 15, 2008, bringing the total provision for probable credit losses for the third quarter to $4.2 million. The $1.2 million increase is attributable to a loan in which the Corporation’s wholly-owned bank subsidiary, First United Bank & Trust, is a participant with another banking institution. The Corporation anticipates that this $1.2 million expense will reduce earnings for the third quarter of 2008 by an additional $.13 per share on an after-tax basis over the previously-reported anticipated reduction to earnings.

The $4.2 million provision compares to $.8 million recorded in the provision for probable credit losses for the same quarter of 2007 and $1.0 million recorded for the quarter ended June 30, 2008. Year to date, the provision for probable credit losses totals $6.6 million, compared to $1.3 million for the nine months ended September 30, 2007. The allowance for loan losses represented 1.05% of outstanding loans at September 30, 2008.

The foregoing is intended to apprise investors only of the anticipated expense discussed above. It is not, and should not be construed as, a full discussion of the Company’s financial condition at September 30, 2008 or results of operations for the third quarter of 2008, which will be discussed in a subsequent earnings release and/or the Corporation’s next Quarterly Report on Form 10-Q.

This report on Form 8-K contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements do not represent historical facts, but rather statements about management’s beliefs, plans and objectives about the future, as well as its assumptions and judgments concerning such beliefs, plans and objectives. These statements are evidenced by terms such as “anticipate”, “estimate”, “should”, “expect”, “believe”, “intend”, and similar expressions. Although these statements reflect management’s good faith beliefs and projections, they are not guarantees of future performance and they may not prove true. These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements. These risks and uncertainties include, but are not limited to, changes in general economic, market, or business conditions; changes in the quality or composition of the investment portfolio; changes in laws or regulations or policies of federal and state regulators and agencies; and other circumstances beyond the control of the Corporation. Consequently, all of the forward-looking statements made in this report are qualified by these cautionary statements, and there can be no assurance that the actual results anticipated will be realized, or if substantially realized, will have the expected consequences on the Corporation’s business or operations. For a discussion of the risks and uncertainties to which the Corporation is subject, see the section of the periodic reports that the Corporation files with the Securities and Exchange Commission entitled “Risk Factors”.

The information contained in Item 2.02 and this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST UNITED CORPORATION

Dated: October 28, 2008	By:	/s/ Carissa L. Rodeheaver
Carissa L. Rodeheaver,
Executive Vice President and Chief Financial Officer